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                                                                   EXHIBIT 10.12

                                ESCROW AGREEMENT

THIS AGREEMENT is made as of the 12th day of October, 2006

AMONG:

WORLD ENERGY SOLUTIONS, INC.
(the "ISSUER")

AND:

COMPUTERSHARE INVESTOR SERVICES INC.
(the "ESCROW AGENT")

AND:

EACH OF THE UNDERSIGNED SECURITYHOLDERS OF THE ISSUER
(a "SECURITYHOLDER" or "YOU")

(collectively, the "PARTIES")

THIS AGREEMENT is being entered into by the Parties under National Policy 46-201 Escrow for Initial Public Offerings (the "POLICY") in connection with the proposed distribution (the "IPO") by the Issuer, an established issuer, of its shares of common stock, at par value of $0.0001 per share (the "COMMON STOCK") by prospectus and by certain securityholders, (which exclude each of the "Securityholders" named herein) (the PERMITTED SECONDARY OFFERING).

FOR GOOD AND VALUABLE CONSIDERATION, the Parties agree as follows:

PART 1 ESCROW

1.1  APPOINTMENT OF ESCROW AGENT

The Issuer and the Securityholders appoint the Escrow Agent to act as escrow agent under this Agreement. The Escrow Agent accepts the appointment.

1.2  DEPOSIT OF ESCROW SECURITIES IN ESCROW

(1) You are depositing the securities (ESCROW SECURITIES) listed opposite your name in Schedule "A", as of the date hereof, with the Escrow Agent to be held in escrow under this Agreement. You will immediately deliver or cause to be delivered to the Escrow Agent any share certificates or other evidence of these securities which you have or which you may later receive.

(2)  If you receive any other securities (ADDITIONAL ESCROW SECURITIES):

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     (a)  as a dividend or other distribution on escrow securities;

     (b) on the exercise of a right of purchase, conversion or exchange attaching to escrow securities, including securities received on conversion of special warrants;

     (c) on a subdivision, or compulsory or automatic conversion or exchange of escrow securities; or

     (d) from a successor issuer in a business combination, if Part 6 of this Agreement applies,

     you will deposit them in escrow with the Escrow Agent. You will deliver or cause to be delivered to the Escrow Agent any share certificates or other evidence of those additional escrow securities. When this Agreement refers to ESCROW SECURITIES, it includes additional escrow securities.

(3) You will immediately deliver to the Escrow Agent any replacement share certificates or other evidence of additional escrow securities issued to you.

1.3  DIRECTION TO ESCROW AGENT

The Issuer and the Securityholders direct the Escrow Agent to hold the escrow securities in escrow until they are released from escrow under this Agreement.

PART 2 RELEASE OF ESCROW SECURITIES

2.1  RELEASE SCHEDULE FOR AN ESTABLISHED ISSUER

2.1.1 USUAL CASE

If the issuer is an ESTABLISHED ISSUER (as defined in Section 3.3 of the Policy) and you have not sold any escrow securities in a permitted secondary offering, your escrow securities will be released as follows:

On ____________, 2___, the date    1/4 of your escrow securities
the Issuer's securities are
listed on a Canadian exchange
(THE LISTING DATE)
6 months after the listing date    1/3 of your remaining escrow securities
12 months after the listing date   1/2 of your remaining escrow securities
18 months after the listing date   your remaining escrow securities

* In the simplest case, where there are no changes to the escrow securities initially deposited and no additional escrow securities, then the release schedule outlined above results in the escrow securities being released in equal tranches of 25%.

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2.1.2 ALTERNATE MEANING OF "LISTING DATE"

If the Issuer is an established issuer, an alternate meaning for LISTING DATE is the date the Issuer completes its IPO if the Issuer's securities are listed on a Canadian exchange immediately before its IPO.

2.1.3 IF THERE IS A PERMITTED SECONDARY OFFERING

(1) If the Issuer is an established issuer and you have sold in a permitted secondary offering 25% or more of your escrow securities, your escrow securities will be released as follows:

For delivery to complete the IPO   All escrow securities sold by you
                                   in the permitted secondary offering
6 months after the listing date    1/3 of your remaining escrow securities
12 months after the listing date   1/2 of your remaining escrow securities
18 months after the listing date   your remaining escrow securities

* In the simplest case, where there are no changes to the remaining escrow securities upon completion of the permitted secondary offering and no additional escrow securities, the release schedule outlined above results in the remaining escrow securities being released in equal tranches of 33 1/3%.

(2) If the Issuer is an established issuer and you have sold in a permitted secondary offering less than 25% of your escrow securities, your escrow securities will be released as follows:

For delivery to complete the IPO   All escrow securities sold by you
                                   in the permitted secondary offering
On the listing date                1/4 of your original number of escrow
                                   securities less the escrow securities
                                   sold by you in the permitted secondary
                                   offering
6 months after the listing date    1/3 of your remaining escrow securities
12 months after the listing date   1/2 of your remaining escrow securities
18 months after the listing date   your remaining escrow securities

* In the simplest case, where there are no changes to the remaining escrow securities upon completion of the permitted secondary offering and no additional escrow securities, the release schedule outlined above results in the remaining escrow securities being released in equal tranches of 33 1/3% after completion of the release on the listing date.

2.1.4 ADDITIONAL ESCROW SECURITIES

If you acquire additional escrow securities, those securities will be added to the securities already in escrow, to increase the number of remaining escrow securities. After that, all of the escrow securities will be released in accordance with the applicable release schedule in the tables above.

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2.2  DELIVERY OF SHARE CERTIFICATES FOR ESCROW SECURITIES

The Escrow Agent will send to each Securityholder any share certificates or other evidence of that Securityholder's escrow securities in the possession of the Escrow Agent released from escrow as soon as reasonably practicable after the release.

2.3  REPLACEMENT CERTIFICATES

If, on the date a Securityholder's escrow securities are to be released, the Escrow Agent holds a share certificate or other evidence representing more escrow securities than are to be released, the Escrow Agent will deliver the share certificate or other evidence to the Issuer or its transfer agent and request replacement share certificates or other evidence. The Issuer will cause replacement share certificates or other evidence to be prepared and delivered to the Escrow Agent. After the Escrow Agent receives the replacement share certificates or other evidence, the Escrow Agent will send to the Securityholder or at the Securityholder's direction, the replacement share certificate or other evidence of the escrow securities released. The Escrow Agent and Issuer will act as soon as reasonably practicable.

2.4  RELEASE UPON DEATH

(1) If a Securityholder dies, the Securityholder's escrow securities will be released from escrow. The Escrow Agent will deliver any share certificates or other evidence of the escrow securities in the possession of the Escrow Agent to the Securityholder's legal representative.

(2)  Prior to delivery the Escrow Agent must receive:

     (a)  a certified copy of the death certificate; and

     (b) any evidence of the legal representative's status that the Escrow Agent may reasonably require.

PART 3 DEALING WITH ESCROW SECURITIES

3.1  RESTRICTION ON TRANSFER, ETC.

Unless it is expressly permitted in this Agreement, you will not sell, transfer, assign, mortgage, enter into a derivative transaction concerning, or otherwise deal in any way with your escrow securities or any related share certificates or other evidence of the escrow securities. If a Securityholder is a private company controlled by one or more principals (as defined in Section 3.5 of the Policy) of the Issuer, the Securityholder may not participate in a transaction that results in a change of its control or a change in the economic exposure of the principals to the risks of holding escrow securities.

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3.2  PLEDGE, MORTGAGE OR CHARGE AS COLLATERAL FOR A LOAN

You may pledge, mortgage or charge your escrow securities to a financial institution as collateral for a loan, provided that no escrow securities or any share certificates or other evidence of escrow securities will be transferred or delivered by the Escrow Agent to the financial institution for this purpose. The loan agreement must provide that the escrow securities will remain in escrow if the lender realizes on the escrow securities to satisfy the loan.

3.3  VOTING OF ESCROW SECURITIES

You may exercise any voting rights attached to your escrow securities.

3.4  DIVIDENDS ON ESCROW SECURITIES

You may receive a dividend or other distribution on your escrow securities, and elect the manner of payment from the standard options offered by the Issuer. If the Escrow Agent receives a dividend or other distribution on your escrow securities, other than additional escrow securities, the Escrow Agent will pay the dividend or other distribution to you on receipt.

3.5  EXERCISE OF OTHER RIGHTS ATTACHING TO ESCROW SECURITIES

You may exercise your rights to exchange or convert your escrow securities in accordance with this Agreement.

PART 4 PERMITTED TRANSFERS WITHIN ESCROW

4.1  TRANSFER TO DIRECTORS AND SENIOR OFFICERS

(1) You may transfer escrow securities within escrow to existing or, upon their appointment, incoming directors or senior officers of the Issuer or any of its material operating subsidiaries, if the Issuer's board of directors has approved the transfer.

(2)  Prior to the transfer the Escrow Agent must receive:

     (a) a certified copy of the resolution of the board of directors of the Issuer approving the transfer;

     (b) a certificate signed by a director or officer of the Issuer authorized to sign, stating that the transfer is to a director or senior officer of the Issuer or a material operating subsidiary and that any required approval from the Canadian exchange the Issuer is listed on has been received;

     (c) an acknowledgment in the form of Schedule "B" signed by the transferee;

     (d) copies of the letters sent to the securities regulators described in subsection (3) accompanying the acknowledgement; and

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     (e)  a transfer power of attorney, completed and executed by the transferor in accordance with the requirements of the Issuer's transfer agent.

(3) At least 10 days prior to the transfer, the Issuer will file a copy of the acknowledgement with the securities regulators in the jurisdictions in which it is a reporting issuer.

4.2  TRANSFER TO OTHER PRINCIPALS

(1)  You may transfer escrow securities within escrow:

     (a) to a person or company that before the proposed transfer holds more than 20% of the voting rights attached to the Issuer's outstanding securities; or

     (b)  to a person or company that after the proposed transfer

          (i) will hold more than 10% of the voting rights attached to the Issuer's outstanding securities, and

          (ii) has the right to elect or appoint one or more directors or senior officers of the Issuer or any of its material operating subsidiaries.

(2)  Prior to the transfer the Escrow Agent must receive:

     (a) a certificate signed by a director or officer of the Issuer authorized to sign, stating that:

          (i) the transfer is to a person or company that the officer believes, after reasonable investigation, holds more than 20% of the voting rights attached to the Issuer's outstanding securities before the proposed transfer; or

          (ii) the transfer is to a person or company that:

               (A) the officer believes, after reasonable investigation, will hold more than 10% of the voting rights attached to the Issuer's outstanding securities; and

               (B) has the right to elect or appoint one or more directors or senior officers of the Issuer or any of its material operating subsidiaries after the proposed transfer; and

          (iii) any required approval from the Canadian exchange the Issuer is listed on has been received;

     (b) an acknowledgment in the form of Schedule "B" signed by the transferee;

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     (c)  copies of the letters sent to the securities regulators described in subsection (3) accompanying the acknowledgement; and

     (d) a transfer power of attorney, completed and executed by the transferor in accordance with the requirements of the Issuer's transfer agent.

(3) At least 10 days prior to the transfer, the Issuer will file a copy of the acknowledgement with the securities regulators in the jurisdictions in which it is a reporting issuer.

4.3  TRANSFER UPON BANKRUPTCY

(1) You may transfer escrow securities within escrow to a trustee in bankruptcy or another person or company entitled to escrow securities on bankruptcy.

(2)  Prior to the transfer, the Escrow Agent must receive:

     (a)  a certified copy of either

          (i) the assignment in bankruptcy filed with the Superintendent of Bankruptcy, or

          (ii) the receiving order adjudging the Securityholder bankrupt;

     (b) a certified copy of a certificate of appointment of the trustee in bankruptcy;

     (c) a transfer power of attorney, duly completed and executed by the transferor in accordance with the requirements of the Issuer's transfer agent; and

     (d)  an acknowledgment in the form of Schedule "B" signed by

          (i)  the trustee in bankruptcy, or

          (ii) on direction from the trustee, with evidence of that direction attached to the acknowledgement form, another person or company legally entitled to the escrow securities.

(3) Within 10 days after the transfer, the transferee of the escrow securities will file a copy of the acknowledgement with the securities regulators in the jurisdictions in which the Issuer is a reporting issuer.

4.4  TRANSFER UPON REALIZATION OF PLEDGED, MORTGAGED OR CHARGED ESCROW
     SECURITIES

(1) You may transfer within escrow to a financial institution the escrow securities you have pledged, mortgaged or charged under Section 3.2 to that financial institution as collateral for a loan on realization of the loan.

(2)  Prior to the transfer the Escrow Agent must receive:

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     (a)  a statutory declaration of an officer of the financial institution that the financial institution is legally entitled to the escrow securities;

     (b) a transfer power of attorney, executed by the transferor in accordance with the requirements of the Issuer's transfer agent; and

     (c) an acknowledgement in the form of Schedule "B" signed by the financial institution.

(3) Within 10 days after the transfer, the transferee of the escrow securities will file a copy of the acknowledgement with the securities regulators in the jurisdictions in which the Issuer is a reporting issuer.

4.5  TRANSFER TO CERTAIN PLANS AND FUNDS

(1) You may transfer escrow securities within escrow to or between a registered retirement savings plan (RRSP), registered retirement income fund (RRIF) or other similar registered plan or fund with a trustee, where the annuitant of the RRSP or RRIF, or the beneficiaries of the other registered plan or fund are limited to you and your spouse, children and parents or, if you are the trustee of such a registered plan or fund, to the annuitant of the RRSP or RRIF, or a beneficiary of the other registered plan or fund, as applicable, or his or her spouse, children and parents.

(2)  Prior to the transfer the Escrow Agent must receive:

     (a) evidence from the trustee of the transferee plan or fund, or the trustee's agent, stating that, to the best of the trustee's knowledge, the annuitant of the RRSP or RRIF or the beneficiaries of the other registered plan or fund do not include any person or company other than you and your spouse, children and parents;

     (b) a transfer power of attorney, executed by the transferor in accordance with the requirements of the Issuer's transfer agent; and

     (c) an acknowledgement in the form of Schedule "B" signed by the trustee of the plan or fund.

(3) Within 10 days after the transfer, the transferee of the escrow securities will file a copy of the acknowledgement with the securities regulators in the jurisdictions in which the Issuer is a reporting issuer.

4.6  EFFECT OF TRANSFER WITHIN ESCROW

After the transfer of escrow securities within escrow, the escrow securities will remain in escrow and be released from escrow under this Agreement as if no transfer has occurred, on the same terms that applied before the transfer. The Escrow Agent will not deliver any share certificates or other evidence of the escrow securities to transferees under this Part 4.

PART 5 BUSINESS COMBINATIONS

5.1  BUSINESS COMBINATIONS

This Part applies to the following (BUSINESS COMBINATIONS):

(a) a formal take-over bid for all outstanding equity securities of the Issuer or which, if successful, would result in a change of control of the Issuer;

(b)  a formal issuer bid for all outstanding equity securities of the Issuer;

(c)  a statutory arrangement;

(d)  an amalgamation;

(e)  a merger; and

(f)  a reorganization that has an effect similar to an amalgamation or merger.

5.2  DELIVERY TO ESCROW AGENT

(1) You may tender your escrow securities to a person or company in a business combination. At least five business days prior to the date the escrow securities must be tendered under the business combination, you must deliver to the Escrow Agent:

     (a) a written direction signed by you that directs the Escrow Agent to deliver to the depositary under the business combination any share certificates or other evidence of the escrow securities and a completed and executed cover letter or similar document and, where required, transfer power of attorney completed and executed for transfer in accordance with the requirements of the depositary, and any other documentation specified or provided by you and required to be delivered to the depositary under the business combination; and

     (b) any other information concerning the business combination as the Escrow Agent may reasonably require.

5.3  DELIVERY TO DEPOSITARY

(1) As soon as reasonably practicable, and in any event no later than three business days after the Escrow Agent receives the documents and information required under Section 5.2, the Escrow Agent will deliver to the depositary, in accordance with the direction, any share certificates or other evidence of the escrow securities, and a letter addressed to the depositary that:

     (a)  identifies the escrow securities that are being tendered;

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     (b)  states that the escrow securities are held in escrow;

     (c) states that the escrow securities are delivered only for the purposes of the business combination and that they will be released from escrow only after the Escrow Agent receives the information described in
          Section 5.4;

     (d) if any share certificates or other evidence of the escrow securities have been delivered to the depositary, requires the depositary to return to the Escrow Agent, as soon as practicable, any share certificates or other evidence of escrow securities that are not released from escrow into the business combination; and

     (e) where applicable, requires the depositary to deliver or cause to be delivered to the Escrow Agent, as soon as practicable, any share certificates or other evidence of additional escrow securities that you acquire under the business combination.

5.4  RELEASE OF ESCROW SECURITIES TO DEPOSITARY

(1) The Escrow Agent will release from escrow the tendered escrow securities when the Escrow Agent receives a declaration signed by the depositary or, if the direction identifies the depositary as acting on behalf of another person or company in respect of the business combination, by that other person or company, that:

          (i) the terms and conditions of the business combination have been met or waived; and

          (ii) the escrow securities have either been taken up and paid for or are subject to an unconditional obligation to be taken up and paid for under the business combination.

5.5  ESCROW OF NEW SECURITIES

(1) If you receive securities (NEW SECURITIES) of another issuer (SUCCESSOR ISSUER) in exchange for your escrow securities, the new securities will be subject to escrow in substitution for the tendered escrow securities, if immediately after completion of the business combination:

     (a)  the successor issuer is not an exempt issuer (as defined in Section
          3.2 of the Policy);

     (b) you are a principal (as defined in Section 3.5 of the Policy) of the successor issuer; and

     (c) you hold more than 1% of the voting rights attached to the successor issuer's outstanding securities (in calculating this percentage, include securities that may be issued to you under outstanding convertible securities in both your securities and the total securities outstanding).

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5.6  RELEASE FROM ESCROW OF NEW SECURITIES

(1)  As soon as reasonably practicable after the Escrow Agent receives:

     (a) a certificate from the successor issuer signed by a director or officer of the successor issuer authorized to sign

          (i) stating that it is a successor issuer to the Issuer as a result of a business combination and whether it is an emerging issuer or an established issuer under the Policy; and

          (ii) listing the Securityholders whose new securities are subject to escrow under Section 5.5;

     the escrow securities of the Securityholders whose new securities are not subject to escrow under Section 5.5 will be released and the Escrow Agent will send any share certificates or other evidence of the escrow securities in the possession of the Escrow Agent in accordance with Section 2.2.

(2) If your new securities are subject to escrow, unless subsection (3) applies, the Escrow Agent will hold your new securities in escrow on the same terms and conditions, including release dates, as applied to the escrow securities that you exchanged.

(3)  If the Issuer is:

     (a) an emerging issuer, the successor issuer is an established issuer, and the business combination occurs 18 months or more after the Issuer's listing date, all escrow securities will be released immediately; and

     (b) an emerging issuer, the successor issuer is an established issuer, and the business combination occurs within 18 months after the Issuer's listing date, all escrow securities that would have been released to that time, if the Issuer was an established issuer on its listing date, will be released immediately. Remaining escrow securities will be released in equal installments on the date that is 6 months, 12 months and 18 months after the Issuer's listing date.

PART 6 RESIGNATION OF ESCROW AGENT

6.1  RESIGNATION OF ESCROW AGENT

(1) If the Escrow Agent wishes to resign as escrow agent, the Escrow Agent will give written notice to the Issuer.

(2) If the Issuer wishes to terminate the Escrow Agent as escrow agent, the Issuer will give written notice to the Escrow Agent.

(3) If the Escrow Agent resigns or is terminated, the Issuer will be responsible for ensuring that the Escrow Agent is replaced, not later than the resignation or termination date, by another escrow agent that is acceptable to the securities regulators having jurisdiction in the matter and that has accepted such appointment, which appointment will be binding on the Issuer and the Securityholders.

(4) The resignation or termination of the Escrow Agent will be effective, and the Escrow Agent will cease to be bound by this Agreement, on the date that is 60 days after the date of receipt of the notices referred to above by the Escrow Agent or Issuer, as applicable, or on such other date as the Escrow Agent and the Issuer may agree upon (the "resignation or termination date"), provided that the resignation or termination date will not be less than 10 business days before a release date.

(5) If the Issuer has not appointed a successor escrow agent within 60 days of the resignation or termination date, the Escrow Agent will apply, at the Issuer's expense, to a court of competent jurisdiction for the appointment of a successor escrow agent, and the duties and responsibilities of the Escrow Agent will cease immediately upon such appointment.

(6) On any new appointment under this Section, the successor Escrow Agent will be vested with the same powers, rights, duties and obligations as if it had been originally named herein as Escrow Agent, without any further assurance, conveyance, act or deed. The predecessor Escrow Agent, upon receipt of payment for any outstanding account for its services and expenses then unpaid, will transfer, deliver and pay over to the successor Escrow Agent, who will be entitled to receive, all securities, records or other property on deposit with the predecessor Escrow Agent in relation to this Agreement, and the predecessor Escrow Agent will thereupon be discharged as Escrow Agent.

(7) If any changes are made to Part 7 of this Agreement as a result of the appointment of the successor Escrow Agent, those changes must not be inconsistent with the Policy and the terms of this Agreement, and the Issuer to this Agreement will file a copy of the new Agreement with the securities regulators with jurisdiction over this Agreement and the escrow securities.

PART 7 OTHER CONTRACTUAL ARRANGEMENTS

7.1  ESCROW AGENT NOT A TRUSTEE

The Escrow Agent accepts duties and responsibilities under this Agreement, and the escrow securities and any share certificates or other evidence of these securities, solely as a custodian, bailee and agent. No trust is intended to be, or is or will be, created hereby and the Escrow Agent shall owe no duties hereunder as a trustee.

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7.2  ESCROW AGENT NOT RESPONSIBLE FOR GENUINENESS

The Escrow Agent will not be responsible or liable in any manner whatever for the sufficiency, correctness, genuineness or validity of any escrow security deposited with it.

7.3  ESCROW AGENT NOT RESPONSIBLE FOR FURNISHED INFORMATION

The Escrow Agent will have no responsibility for seeking, obtaining, compiling, preparing or determining the accuracy of any information or document, including the representative capacity in which a party purports to act, that the Escrow Agent receives as a condition to a release from escrow or a transfer of escrow securities within escrow under this Agreement.

7.4  ESCROW AGENT NOT RESPONSIBLE AFTER RELEASE

The Escrow Agent will have no responsibility for escrow securities that it has released to a Securityholder or at a Securityholder's direction according to this Agreement.

7.5  INDEMNIFICATION OF ESCROW AGENT

The Issuer and each Securityholder hereby jointly and severally agree to indemnify and hold harmless the Escrow Agent, its affiliates, and their current and former directors, officers, employees and agents from and against any and all claims, demands, losses, penalties, costs, expenses, fees and liabilities, including, without limitation, legal fees and expenses, directly or indirectly arising out of, in connection with, or in respect of, this Agreement, except where same result directly and principally from negligence, willful misconduct or bad faith on the part of the Escrow Agent. This indemnity survives the release of the escrow securities, the resignation or termination of the Escrow Agent and the termination of this Agreement.

7.6  ADDITIONAL PROVISIONS

(1) The Escrow Agent will be protected in acting and relying reasonably upon any notice, direction, instruction, order, certificate, confirmation, request, waiver, consent, receipt, statutory declaration or other paper or document (collectively referred to as "Documents") furnished to it and purportedly signed by any officer or person required to or entitled to execute and deliver to the Escrow Agent any such Document in connection with this Agreement, not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth or accuracy of any information therein contained, which it in good faith believes to be genuine.

(2) The Escrow Agent will not be bound by any notice of a claim or demand with respect thereto, or any waiver, modification, amendment, termination or rescission of this Agreement unless received by it in writing, and signed by the other Parties and approved by the securities regulators with jurisdiction as set out in Section 9.6, and, if the duties or indemnification of the Escrow Agent in this Agreement are affected, unless it has given its prior written consent.

(3) The Escrow Agent may consult with or retain such legal counsel and advisors as it may reasonably require for the purpose of discharging its duties or determining its rights under this Agreement and may rely and act upon the advice of such counsel or advisor. Provided that the Escrow Agent has obtained the prior written consent of the Issuer, the Issuer will pay or reimburse the Escrow Agent for any reasonable fees, expenses and disbursements of such counsel or advisors.

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(4) In the event of any disagreement arising under the terms of this Agreement, the Escrow Agent will be entitled, at its option, to refuse to comply with any and all demands whatsoever until the dispute is settled either by a written agreement among the Parties or by a court of competent jurisdiction.

(5) The Escrow Agent will have no duties or responsibilities except as expressly provided in this Agreement and will have no duty or responsibility under the Policy or arising under any other agreement, including any agreement referred to in this Agreement, to which the Escrow Agent is not a party.

(6) The Escrow Agent will have the right not to act and will not be liable for refusing to act unless it has received clear and reasonable documentation that complies with the terms of this Agreement. Such documentation must not require the exercise of any discretion or independent judgment.

(7) The Escrow Agent is authorized to cancel any share certificate delivered to it and hold such Securityholder's escrow securities in electronic or uncertificated form only, pending release of such securities from escrow.

(8) The Escrow Agent will have no responsibility with respect to any escrow securities in respect of which no share certificate or other evidence or electronic or uncertificated form of these securities has been delivered to it, or otherwise received by it.

7.7  LIMITATION OF LIABILITY OF ESCROW AGENT

The Escrow Agent will not be liable to any of the Parties hereunder for any action taken or omitted to be taken by it under or in connection with this Agreement, except for losses directly, principally and immediately caused by its bad faith, willful misconduct or negligence. Under no circumstances will the Escrow Agent be liable for any special, indirect, incidental, consequential, exemplary, aggravated or punitive losses or damages hereunder, including any loss of profits, whether foreseeable or unforeseeable.

7.8  REMUNERATION OF ESCROW AGENT

The Issuer will pay the Escrow Agent reasonable remuneration for its services under this Agreement, which fees are subject to revision from time to time on 30 days' written notice. The Issuer will reimburse the Escrow Agent for its reasonable expenses and disbursements. Any amount due under this Section and unpaid 30 days after request for such payment, will bear interest from the expiration of such period at a rate per annum equal to the then current rate charged by the Escrow Agent, payable on demand.

PART 8 NOTICES

8.1  NOTICE TO ESCROW AGENT

Documents will be considered to have been delivered to the Escrow Agent on the next business day following the date of transmission, if delivered by fax, the date of delivery, if delivered by hand during normal business hours or by prepaid courier, or 5 business days after the date of mailing, if delivered by mail, to the following:

Name and Address: Computershare Investor Services Inc.
                  100 University Avenue
                  8th Floor
                  Toronto, Ontario, M5J 2Y1
                  Canada
Attn:             Manager, Client Services
Fax:              (416) 981-9800

8.2  NOTICE TO ISSUER

Documents will be considered to have been delivered to the Issuer on the next business day following the date of transmission, if delivered by fax, the date of delivery, if delivered by hand during normal business hours or by prepaid courier, or 5 business days after the date of mailing, if delivered by mail, to the following:

Name and Address: World Energy Solutions, Inc.
                  446 Main Street
                  Worcester, MA 01608
                  United States
Attn:             Philip V. Adams
Fax:              (508) 459-8101

8.3  DELIVERIES TO SECURITYHOLDERS

Documents will be considered to have been delivered to a Securityholder on the date of delivery, if delivered by hand or by prepaid courier, or 5 business days after the date of mailing, if delivered by mail, to the address on the Issuer's share register.

Any share certificates or other evidence of a Securityholder's escrow securities will be sent to the Securityholder's address on the Issuer's share register unless the Securityholder has advised the Escrow Agent in writing otherwise at least ten business days before the escrow securities are released from escrow. The Issuer will provide the Escrow Agent with each Securityholder's address as listed on the Issuer's share register.

8.4  CHANGE OF ADDRESS

(1) The Escrow Agent may change its address for delivery by delivering notice of the change of address to the Issuer and to each Securityholder.

(2) The Issuer may change its address for delivery by delivering notice of the change of address to the Escrow Agent and to each Securityholder.

(3) A Securityholder may change that Securityholder's address for delivery by delivering notice of the change of address to the Issuer and to the Escrow Agent.

8.5  POSTAL INTERRUPTION

A Party to this Agreement will not mail a document it is required to mail under this Agreement if the Party is aware of an actual or impending disruption of postal service.

PART 9 GENERAL

9.1  INTERPRETATION - "HOLDING SECURITIES"

When this Agreement refers to securities that a Securityholder "holds", it means that the Securityholder has direct or indirect beneficial ownership of or control or direction over the securities.

9.2  FURTHER ASSURANCES

The Parties will execute and deliver any further documents and perform any further acts reasonably requested by any of the Parties to this Agreement which are necessary to carry out the intent of this Agreement.

9.3  TIME

Time is of the essence of this Agreement.

9.4  INCOMPLETE IPO

If the Issuer does not complete its IPO and has become a reporting issuer in one or more jurisdictions because it has obtained a receipt for its IPO prospectus, this Agreement will remain in effect until the securities regulators in those jurisdictions order that the Issuer has ceased to be a reporting issuer.

9.5  GOVERNING LAWS

The laws of the province of Ontario (the "PRINCIPAL REGULATOR") and the applicable laws of Canada will govern this Agreement.

9.6  JURISDICTION

The securities regulator in each jurisdiction where the Issuer files its IPO prospectus has jurisdiction over this Agreement and the escrow securities.

9.7  CONSENT OF SECURITIES REGULATORS TO AMENDMENT

Except for amendments made under Part 3, the securities regulators with jurisdiction must approve any amendment to this Agreement and will apply mutual reliance principles in reviewing any amendments that are filed with them. Therefore, the consent of the Principal Regulator will evidence the consent of all securities regulators with jurisdiction.

9.8  COUNTERPARTS

The Parties may execute this Agreement by fax and in counterparts, each of which will be considered an original and all of which will be one agreement.

9.9  SINGULAR AND PLURAL

Wherever a singular expression is used in this Agreement, that expression is considered as including the plural or the body corporate where required by the context.

9.10 LANGUAGE

This Agreement has been drawn up in the English language at the request of all parties. Cette convention a ete redige en anglais a la demande de toutes les Parties.

9.11 BENEFIT AND BINDING EFFECT

This Agreement will benefit and bind the Parties and their heirs, executors, administrators, successors and permitted assigns and all persons claiming through them as if they had been a Party to this Agreement.

9.12 ENTIRE AGREEMENT

This is the entire agreement among the Parties concerning the subject matter set out in this Agreement and supersedes any and all prior understandings and agreements.

9.13 SUCCESSOR TO ESCROW AGENT

Any corporation with which the Escrow Agent may be amalgamated, merged or consolidated, or any corporation succeeding to the business of the Escrow Agent will be the successor of the Escrow Agent under this Agreement without any further act on its part or on the part of any of the Parties, provided that the successor is recognized as a transfer agent by the Canadian exchange the Issuer is listed on and notice is given to the securities regulators with jurisdiction.

9.14 TERMINATION

This escrow agreement shall terminate upon the disbursement by the Escrow Agent of all of the securities held in escrow in accordance with this escrow agreement; provided, however, that the provisions of Part 7 shall survive such termination.

The Parties have executed and delivered this Agreement as of the date set out above.

COMPUTERSHARE INVESTOR SERVICES INC.

/s/ Graham Sheward
------------------------------------
Authorized signatory

/s/ Kevin Beninger
------------------------------------
Authorized signatory


WORLD ENERGY SOLUTIONS, INC.

/s/ James F. Parslow
------------------------------------
Authorized signatory

/s/ Philip V. Adams
------------------------------------
Authorized signatory

                                           )
                                           )
Signed, sealed and delivered by            )
RICHARD DOMALESKI in the presence of:      )
                                           )
                                           )
/s/ Philip V. Adams                        )   /s/ Richard Domaleski
------------------------------------       )   ---------------------------------
Signature of Witness                       )   RICHARD DOMALESKI
                                           )
/s/ Philip V. Adams                        )
------------------------------------       )
Name of Witness                            )

                                           )
                                           )
Signed, sealed and delivered by            )
NICHOLAS ZALDASTANI in the presence of:    )
                                           )
                                           )
/s/ illegible                              )   /s/ Nicholas Zaldastani
------------------------------------       )   ---------------------------------
Signature of Witness                       )   NICHOLAS ZALDASTANI
                                           )
illegible                                  )
------------------------------------       )
Name of Witness                            )

                                           )
Signed, sealed and delivered by            )
PHILIP ADAMS in the presence of:           )
                                           )
                                           )
/s/ Richard Domaleski                      )   /s/ Philip Adams
------------------------------------       )   ---------------------------------
Signature of Witness                       )   PHILIP ADAMS
                                           )
Richard Domaleski                          )
------------------------------------       )
Name of Witness                            )

                                           )
Signed, sealed and delivered by            )
EDWARD LIBBEY in the presence of:          )
                                           )
                                           )
/s/ Dianne Libbey                          )   /s/ Edward Libbey
------------------------------------       )   ---------------------------------
Signature of Witness                       )   EDWARD LIBBEY
                                           )
Dianne Libbey                              )
------------------------------------       )
Name of Witness                            )

                                           )
Signed, sealed and delivered by            )
PATRICK BISCHOFF in the presence of:       )
                                           )
                                           )
/s/ Theodore Carey                         )   /s/ Patrick Bischoff
------------------------------------       )   ---------------------------------
Signature of Witness                       )   PATRICK BISCHOFF
                                           )
Theodore Carey                             )
------------------------------------       )
Name of Witness                            )

Signed, sealed and delivered by          )
ROMAN HOLDINGS TRUST in the presence of: )
                                         )
                                         )
/s/ Susan A. Clemente                    ) /s/ David T. Bunker
------------------------------------     ) ---------------------------------
Signature of Witness                     ) DAVID T. BUNKER, TRUSTEE NOT
                                         ) INDIVIDUALLY
Susan A. Clemente                        )
------------------------------------     )
Name of Witness                          )

                                         )
Signed, sealed and delivered by          )
ROMAN HOLDINGS TRUST in the presence of: )
                                         )
                                         )
/s/ Scott L. Sweeney                     ) /s/ Dana Domaleski
------------------------------------     ) ---------------------------------
Signature of Witness                     ) DANA DOMALESKI, TRUSTEE
                                         )
Scott L. Sweeney                         )
------------------------------------     )
Name of Witness                          )

                       SCHEDULE "A" - TO ESCROW AGREEMENT

SECURITYHOLDER

NAME: RICHARD DOMALESKI/ROMAN HOLDINGS TRUST

SECURITIES: COMMON STOCK

ADDRESS FOR NOTICE:

Richard Domaleski      473 Whittimore Street, Leicester, MA 01514

Roman Holdings Trust   2935 Barrymore Court, Orlando, FL 32835

SECURITIES:

CLASS OR DESCRIPTION                 NUMBER       CERTIFICATE(S) (IF APPLICABLE)
--------------------               ----------     ------------------------------
Common Stock                       19,145,000(1)  149 (voting) - Roman Holdings
                                                  Trust
                                                  181 (voting) - Domaleski

Note:

(1) Includes 145,000 shares held in the name of Mr. Domaleski and 19,000,000 shares held by Dana Domaleski and David T. Bunker, as co-trustees of the Roman Holdings Trust, of which Mr. Domaleski is the principal beneficiary. The trustees disclaim beneficial ownership of these shares.

SECURITYHOLDER

NAME: NICHOLAS ZALDASTANI

SECURITIES: COMMON STOCK AND WARRANTS

ADDRESS FOR NOTICE:

2699 Filbert Street, San Francisco, CA 94123

SECURITIES:

CLASS OR DESCRIPTION                 NUMBER       CERTIFICATE(S) (IF APPLICABLE)
--------------------               ----------     ------------------------------
Common Stock                        2,507,928     12 (non-voting)
                                                  4, 5, 15 (all voting)
Warrants (exercisable for shares
  of common stock)                    410,959     4, 5, 25

SECURITYHOLDER

NAME: PHILIP ADAMS

SECURITIES: COMMON STOCK AND OPTIONS

ADDRESS FOR NOTICE:

125 Central Street, Concord, MA 01742

SECURITIES:

CLASS OR DESCRIPTION                 NUMBER       CERTIFICATE(S) (IF APPLICABLE)
--------------------               ----------     ------------------------------
Common Stock                        1,650,000     2, 15 (all non-voting)
Options (exercisable for shares
   of common stock)                   850,000

SECURITYHOLDER

NAME: EDWARD LIBBEY

SECURITIES: COMMON STOCK, OPTIONS AND WARRANTS

ADDRESS FOR NOTICE:

Flat 3C, River View Heights, 27 Bermondsey Wall West, London, SE16 4TN, England

SECURITIES:

CLASS OR DESCRIPTION                 NUMBER       CERTIFICATE(S) (IF APPLICABLE)
--------------------               ----------     ------------------------------
Common Stock                        1,571,051(2)  23 (Dianne Libbey), 24, 157,
                                                  189 (all voting)
                                                  3 (Series A)
Options (exercisable for shares
   of common stock)                   300,000
Warrants (exercisable for shares
   of common stock)                    27,397     3

Note:

(2) Includes 703,000 shares of common stock held in the name of Mr. Libbey's wife, Dianne Libbey.

SECURITYHOLDER

NAME: PATRICK BISCHOFF

SECURITIES: COMMON STOCK

ADDRESS FOR NOTICE:

9400 Laguna Niguel Drive, #102, Las Vegas, NV 89134

SECURITIES:

CLASS OR DESCRIPTION                 NUMBER       CERTIFICATE(S) (IF APPLICABLE)
--------------------               ----------     ------------------------------
Common Stock                       924,339(3)     50 (Series A)

Note:

(3) Consists of shares held by Spinnaker Ventures LLC, of which Mr. Bischoff is the managing director and sole stockholder and over which he holds voting and investment power. Spinnaker Ventures LLC is owned by the Bischoff Alaska Irrevocable Trust of which Mr. Bischoff is a trustee. Mr. Bischoff disclaims beneficial ownership of these shares.

                       SCHEDULE "B" - TO ESCROW AGREEMENT

ACKNOWLEDGEMENT AND AGREEMENT TO BE BOUND

I acknowledge that the securities listed in the attached Schedule "A" (the "escrow securities") have been or will be transferred to me and that the escrow securities are subject to an Escrow Agreement dated ______________________, 2006 (the "Escrow Agreement").

For other good and valuable consideration, I agree to be bound by the Escrow Agreement in respect of the escrow securities, as if I were an original signatory to the Escrow Agreement.

Dated at __________________ on _________

Where the Transferee is an individual:   )
                                         )
Signed, sealed and delivered by          )
[TRANSFEREE] in the presence of:         )
                                         )
                                         )
--------------------------------------   )   -----------------------------------
Signature of Witness                     )   [TRANSFEREE]
                                         )
--------------------------------------   )
Name of Witness                          )


Where the Transferee is not an
individual:

[TRANSFEREE]


--------------------------------------
Authorized signatory


--------------------------------------
Authorized signatory